UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2007

MIVA, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	0-30428	88-0348835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5220 Summerlin Commons Boulevard Fort Myers, Florida	33907
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 561-7229

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02. Results of Operations and Financial Condition.

     On October 1, 2007, MIVA, Inc. (the “Company”) issued a press release entitled; “MIVA Announces Preliminary Third Quarter 2007 Results” regarding its preliminary financial results for the three months ended September 30, 2007. A copy of the Company’s press release is being furnished herewith as Exhibit 99.1.

On October 2, 2007, the Company issued a press release entitled “MIVA Announces Preliminary Third Quarter 2007 Results Conference Call” to discuss its preliminary financial results for the three months ended September 30, 2007. A copy of the Company’s press release is being furnished herewith as Exhibit 99.2 and a copy of the script for the Company’s management conference call is being furnished herewith as Exhibit 99.3.

The information in this Form 8-K and accompanying press releases are being furnished under Items 2.02 and 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

The information furnished under Item 2.02 of this Form 8-K is hereby incorporated by reference into this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits

Exhibit No.	Description

99.1	Press Release dated October 1, 2007, entitled “MIVA Announces Preliminary Third Quarter 2007 Results”
99.2	Press Release dated October 2, 2007 entitled “MIVA Announces Preliminary Third Quarter 2007 Results Conference Call”
99.3	Script for Management Conference Call to be held on October 4, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIVA, Inc.

Date October 3, 2007	By:	/s/ Peter A. Corrao
Peter A. Corrao
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 1, 2007, entitled “MIVA Announces Preliminary Third Quarter 2007 Results”
99.2	Press Release dated October 2, 2007 entitled “MIVA Announces Preliminary Third Quarter 2007 Results Conference Call”
99.3	Script for Management Conference Call to be held on October 4, 2007